UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2023

WeTrade Group Inc.

(Exact name of Company as specified in charter)

Wyoming	001-41450	N/A
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

Room 519, 05/F Block T3

Qianhai Premier Finance Centre Unit 2

Guiwan Area, Nanshan District, Shenzhen, China 518000

+852-52208810

(Address, including zip code, and telephone number, including area code, of principal executive offices)

Wyoming Registered Agent

1621 Central Ave Cheyenne, Wyoming 82001

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WETG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2023, according to the voting results of the Annual Shareholders’ Meeting (the “Meeting”), Lichen Dong, Lim Kian Wee, Mahesh Thapaliya and Jianbo Sun are respectively appointed as the director of the Company, forming the new Board of Directors of the Company. Biming Guo, Ning Qin, Yuxing Ye no longer serves as the director of the Company.

On December 11, 2023, the new Board of Directors held a regular meeting, and made the following resolutions:

1. Mr. Lichen Dong is appointed as the Chairman of the Board.

2. The Audit Committee of the Company is composed of all four independent directors (Lichen Dong, Lim Kian Wee, Mahesh Thapaliya and Jianbo Sun) as members, and Lim Kian Wee is designated as the Chair of the Audit Committee.

3. The Nominating Committee of the Company is composed of all four independent directors (Lichen Dong, Lim Kian Wee, Mahesh Thapaliya and Jianbo Sun) as members, and Lichen Dong is designated as the Chair of the Nominating Committee.

4. The Compensation Committee of the Company is composed of all four independent directors (Lichen Dong, Lim Kian Wee, Mahesh Thapaliya and Jianbo Sun) as members, and Jianbo Sun is designated as the Chair of the Compensation Committee.

Each of Lichen Dong, Lim Kian Wee, Mahesh Thapaliya and Jianbo Sun qualifies as an independent director under rules of The Nasdaq Stock Market, and does not have a family relationship with any director or executive officer of the Company, and has not been involved in any transaction with the Company during the past two years that would require disclosure under Item 404(a) of Regulation S-K.

For the avoidance of doubt, the officers and directors of the Company are presently as follows:

Hechun Wei, Chief Executive Officer

Mr. Hechun Wei served as executive director and general manager for Shanghai Dazhiruoyu Informational Technology Limited since June 2021 and for Dazhiruoyu Information Technology (Hainan) Limited since September 30, 2022, where he was responsible for business strategies and development of China commerce retail business, digital media and entertainment business. He was also the chief operation officer of Nova Group Limited (HKEX 1360), a cultural entertainment and exhibition investment company, from January 2019 to September 2022, where he was responsible for daily business operations of the company and capital market matters. From March 2018 to October 2018, he served as the general counsel to CNI Securities Group (China), where he was responsible for expanding the company business to inland China and providing legal services. From April 2014 to March 2018, Mr. Wei was the general manager of Shanghai Jinyi Cultural Communication Limited, in charge of the company’s daily operation. Mr. Wei graduated with a bachelor’s degree in Law major at Anhui University.

Annie Huang, Chief Financial Officer

Ms. Annie Huang has two decades of experience serving as chief financial officers for companies in multiple industries, including convention and exhibition industry, fund management industry and real estate industry. She has also held senior management positions in many companies. She is the Chief Financial Officer of NOVA Group Holding Limited (Shanghai) since November 2018, where she oversees compliance work in public listing and auditing matters. Ms. Huang was the Chief Financial Officer of Shanghai Kaiqi Real Estate Investment Consulting Co. in 2017. She also worked as the deputy chief financial officer of Shanghai Kuailu Investment Group Co. from April 2015 to October 2016. Her responsibilities as a chief financial officer included merge and acquisition activities, capital raising, maintaining effective control of internal financial management protocols, and designing cash flow plan for the companies. She holds a CMA certificate and mutual fund practice certificate. Ms. Huang graduated with a bachelor’s degree in Economy major at Fudan University in 1997.

Lichen Dong, Director, Chairman of the Board

Mr. Lichen Dong has 15 years of work experience in the fields of investment, mergers and acquisitions, and finance, including corporate governance, fundraising, financial analysis, mergers and acquisitions, and complex international architecture construction. From 2022 to 2023, Mr. Dong served as a senior consultant for Future Dao Group, covering research and development of blockchain technology, clean energy application strategies, corporate governance, and capital restructuring and listing. Mr. Dong plays an indispensable role in formulating the company's strategic decisions, leveraging his unique business model and business acumen. Mr. Dong worked at a confidential information research center from 2019 to 2021, dedicated to promoting the application of business models that combine digital assets with physical industries. Mr. Dong also worked at Hanergy Holding Group and Jinko Power Group, specializing in the development and management of renewable energy and power generation assets. Mr. Dong has established various innovative investment models in the new energy industry, making outstanding contributions to market expansion and risk control cost control in the company's business management. Mr. Dong holds a bachelor's degree from the School of Automation and Electrical Engineering at Beijing University of Aeronautics and Astronautics, and a master's degree from the School of Electrical and Electronics Engineering at the University of Nottingham.

Lim Kian Wee, Director

Mr. Lim Kian Wee has over 15 years of experience in the research of block-chain and algae biomass field and he will serve as an independent director of WeTrade Group in Dec 2023. From June 2015 to present, he served as senior partner in Ethereum Dapp, a company that engaged in computer Science management and block-chain technical consultation of virtual currency central exchange. From April 2005 to October 2014, Mr. Lim has served as block-chain and computer scientific officer and cell biology lecturer in the several universities in USA and Singapore . From March 2008 to October 2013, Mr. Lim has served as founder of Algae Bioresource Centre SdnBhd, a company that engaged in providing R&D service and consultation related to algae biofuel and algae farm. Mr. Lim holds a bachelor’s degree in biotechnology from State University of New York in 2001 and Master degree in biotechnology from University of Pennsylvania in 2002. He was also PHD Candidate from National Taiwan University in February 2013 and withdrew his candidateship in September 2014. Mr. Lim has more than 10 professional publications and conference papers in the field of environmental sciences, Microalgae, biodiesel, new energy and block-chains.

Mahesh Thapaliya, Director

Mr. Mahesh Thapaliya has over 12 years of international business work experience. Since 2020, he has served as the Business Director of One World Corporations. The work involves conducting business cooperation around key international projects, including infrastructure, energy, industrial investment, art and culture, trade, investment, and other industries. From 2013 to 2020, Mr Mahesh works for Banner Electric Co. Ltd. and SINOPAK Electric Co. Ltd. He has extensive leadership experience in corporate technology brand marketing, internal control management, and corporate communication by providing services to multiple multinational corporations. Mr. Mahesh holds Master and Bachelor degree from Beihang University.

Jianbo Sun, Director

Mr. Jianbo Sun is an entrepreneur, venture capitalist, and philanthropist with 16 years of experience in establishing, investing in, and operating the intelligent manufacturing industry. Since February 2012, Mr. Sun has served as the President of Orejia Group Co Limited, responsible for strategic planning, industrial investment, and financial financing. Has successful experience in business trend judgment, enterprise management, and capital operation. Prior to this, Mr. Sun had 3 years of industry research experience at CITIC Securities, with a focus on investment portfolios in energy management, real estate, construction, and agriculture. Mr. Sun attaches great importance to corporate social responsibility in business operations, actively participates in charitable and public welfare activities, has supported thousands of impoverished children, and has donated multiple times in large-scale natural disaster events. Mr. Sun holds a Bachelor's degree in Business Administration from the University of International Business and Economics.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Meeting on December 11, 2023. At the close of business on November 24, 2023 (the “Record Date”), 2,625,130 shares of common stock were outstanding. A majority of the outstanding shares are represented at the Meeting, constituting a quorum at a meeting of shareholders the voting results of the two proposals at this Meeting are as follows:

1. To elect seven (7) directors to serve as members of the Board of Directors until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified:

Nominee/Candidate	(1） Biming Guo	(2） Yuxing Ye	(3) Ning Qin	(4） Lichen Dong	(5） Lim Kian Wee	(6） Mahesh Thapaliya	(7） Jianbo Sun
Total number of votes received	682,560	682,560	682,560	2,236,630	2,236,630	2,236,630	2,236,630
whether exceeds half of the total number of the outstanding shares	No	No	No	Yes	Yes	Yes	Yes

2. To ratify the appointment of Assentsure PAC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

Options	For	Against	Abstain
Total number of votes received	1,570,600	0	0
whether exceeds half of the total number of the outstanding shares	Yes	No	No

According to the above voting results, the Meeting made the following resolutions on December 11, 2023:

1. Lichen Dong, Lim Kian Wee, Mahesh Thapaliya and Jianbo Sun are respectively appointed as the director of the Company, Forming the new Board of Directors of the Company. These four directors all qualify as an independent director under rules of The Nasdaq Stock Market.

2. the appointment of Assentsure PAC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 is ratified.

Item 8.01 Other Events.

The Company noticed that recently, various unauthorized parties have been spreading false information and malicious comments related to the Company through media and Internet platforms. The Company is pursuing the legal responsibility of relevant unauthorized parties through legal procedures and retrieving the Company’s accounts controlled by the unauthorized parties.

Media and Internet platforms are requested to check with the Company through its official email address [contact@wetrade.technology] before publishing any information related to the Company. If any media and Internet platform continue to publish false information and malicious comments related to the Company, the Company reserves all the rights to pursue legal responsibility. Any email address ending with [@yueshang.co] has nothing to do with the Company and cannot represent the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

104       Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wetrade Group Inc.

By: /s/ Hechun Wei

Name: Hechun Wei

Title: Chief Executive Officer

Dated: December 11, 2023